Fees Summary	Sep. 22, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 95,155,112.00
Previously Paid Amount	0.00
Total Fee Amount	13,141.92
Total Offset Amount	4,466.67
Net Fee	$ 8,675.25